EXHIBIT 32.1

WARREN RESOURCES, INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Warren Resources, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2014, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Philip A. Epstein, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                 The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Philip A. Epstein
Philip A. Epstein,
Chairman of the Board, Chief Executive Officer, and
Principal Executive Officer

August 11, 2014